Offerings - Offering: 1	Oct. 19, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	6,426
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 6,426,000.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 559.06
Offering Note	Fee per Rule 457(r)